Exhibit 21.1

Name of SubsidiaryState of Incorporation

Kuykendahl Medical Center LLC	Texas
Plano ER Care Center LLC	Texas
Sterling Ridge Medical Center LLC	Texas
Copperwood Medical Center LLC	Texas
Eagles Nest Medical Center LLC	Texas
Pearland Parkway Medical Center LLC	Texas
Louetta Medical Center LLC	Texas
SSH Medical Center LLC	Texas
WC Medical Center LLC	Texas
Mid-Collin County Medical Center LLC	Texas
Pflugerville Medical Center LLC	Texas
Kingwood Medical Center LLC	Texas
AJNH Medical Center LLC	Texas
Basswood Medical Center LLC	Texas
Matlock Medical Center LLC	Texas
North Powers Medical Center LLC	Texas
FM Crossing Medical Center LLC	Texas
Katy ER Center LLC	Texas
Center Street DP Medical Center LLC	Texas
Colleyville Medical Center LLC	Texas
Garland Shiloh Medical Center LLC	Texas
WCB Medical Center LLC	Texas
Mansfield Walnut Creek Medical Center LLC	Texas
North Dallas Tollway Medical Center LLC	Texas
Lewisville Medical Center LLC	Texas
Mesquite Town East Medical Center LLC	Texas
Arvada Ralston Medical Center LLC	Texas
Little Elm FM 423 Medical Center LLC	Texas
Austin Brodie Medical Center LLC	Texas
Richardson Mimosa Medical LLC	Texas
La Porte Medical Center LLC	Texas
Broomfield Huron Medical Center LLC	Texas
Colorado Springs Meadowgrass Medical Center LLC	Texas
Firestone Medical Center LLC	Texas
Wylie Medical Center LLC	Texas
Allen Bethany Medical Center LLC	Texas
Cedar Hill Medical Center LLC	Texas
San Antonio Nacogdoches Medical Center LLC	Texas
Pearland Sunrise Medical Center LLC	Texas
Gleannloch Farms Medical Center LLC	Texas
Briar Forest-Eldridge Medical Center LLC	Texas
Colonial Lakes Medical Center LLC	Texas
Fountain Medical Center LLC	Texas
Thornton 136TH Medical Center LLC	Texas
Frisco Preston Medical Center LLC	Texas
Commerce City Medical Center LLC	Texas
Waterside Medical Center LLC	Texas
Briargate Medical Center LLC	Texas

Exhibit 21.1

Name of SubsidiaryState of Incorporation

Sienna Plantation Medical Center LLC	Texas
Alvin Medical Center LLC	Texas
Lakewood Forest Medical Center LLC	Texas
Wilderness-Hardy Oak Medical Center LLC	Texas
Littleton-Bowles Medical Center LLC	Texas
East Pflugerville Medical Center LLC	Texas
Haslet Medical Center LLC	Texas
Culebra-Tezel Medical Center LLC	Texas
NRH Medical Center LLC	Texas
Summerwood Medical Center LLC	Texas
Houston 9520 Jones Medical Center LLC	Texas
Woodglen Medical Center LLC	Texas
Hickory Creek Medical Center LLC	Texas
Tallyn’s Reach Medical Center LLC	Texas
Converse Medical Center LLC	Texas
Chandler Germann Medical Center LLC	Texas
Green Valley Medical Center LLC	Texas
Potranco Medical Center LLC	Texas
Victory Lakes Medical Center LLC	Texas
Glendale Medical Center LLC	Texas
McKinney 5000 El Dorado Medical Center LLC	Texas
Gilbert Medical Center LLC	Texas
Conroe Medical Center LLC	Texas
Highland Village Medical Center LLC	Texas
North Aurora Medical Center LLC	Texas
Little Road Medical Center LLC	Texas
Provinces Medical Center LLC	Texas
Cinco Ranch Medical Center LLC	Texas
Medical Center of Spring Rayford Richards LLC	Texas
Parker-Lincoln Medical Center LLC	Texas
Frisco DNT Eldorado Medical Center LLC	Texas
ECC Management LLC	Texas
First Choice ER, LLC	Texas
FCER Management LLC	Texas
Opfree RE Investments LLC	Texas
Opfree LLC	Texas
Opfree Licensing LP	Texas
Adeptus Health LLC	Delaware
Adeptus Health Management LLC	Texas
Adeptus Health Ventures LLC	Texas
Adeptus Health Phoenix Holdings LLC	Texas
AGH Phoenix LLC	Arizona
AGH Laveen LLC	Arizona

ADPT-AZ RE Holdings LLC	Texas
ADPT-AZ MPT Holdings LLC	Texas
ADPT-LA RE Holdings LLC	Texas
ADPT-LA MPT Holdings LLC	Texas

Exhibit 21.1

Name of SubsidiaryState of Incorporation

ADPT New Orleans Holdings LLC	Texas
Ochsner Health Partners LLC	Delaware
Ochsner Health Partners Hospital LLC	Delaware
ADPT DFW Holdings LLC	Texas
FTH DFW Partners LLC	Texas
ADPT-DFW RE Holdings LLC	Texas
ADPT-DFW MPT Holdings LLC	Texas
First Texas Hospital Carrollton LLC	Texas
ADPT Houston Holdings LLC	Texas
FTH Houston Partners LLC	Texas
First Texas Hospital Cy-Fair LLC	Texas
Adeptus Health Colorado Holdings LLC	Texas
UCHealth Partners LLC	Colorado
ADPT-CO RE Holdings LLC	Texas
ADPT-CO MPT Holdings LLC	Texas
UCHealth Colorado Springs Hospital LLC	Colorado
UCHealth Broomfield Hospital LLC	Colorado